Financing Receivables	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Financing Receivables
Financing Receivables
The Company's total financing receivables as of December 31, 2014 and 2013 consisted of the following:

Balance Sheet Classification	December 31, 2014	December 31, 2013
	(Dollars in millions)
Accounts receivable, net	$—	$0.1
Investments and other assets	347.2	351.7
Total financing receivables	$347.2	$351.8

The Company periodically assesses the collectability of accounts and loans receivable by considering factors such as specific evaluation of collectability, historical collection experience, the age of the receivable and other available evidence. Below is a description of the Company's financing receivables outstanding as of December 31, 2014.
Codrilla Mine Project. In 2011, a wholly-owned subsidiary of PEA-PCI, then Macarthur Coal Limited, completed the sale of a portion of its 85% interest in the Codrilla Mine Project to the other participants of the Coppabella Moorvale Joint Venture, afterward retaining 73.3% ownership. The final outstanding installment payment of 40% of the sale price is due upon the earlier of the mine's first coal shipment or a specified date. The sales agreement was amended in the second quarter of 2013 to delay the specified date from March 31, 2015 to June 30, 2016, resulting in an adjustment to the discounted value of the note receivable in the amount of $1.6 million. This adjustment was recorded as a reduction to "Interest income" in the statements of operations for the year ended December 31, 2013. There are currently no indications of impairment on the remaining installment and the Company expects to receive full payment upon the earlier of the mine's first shipment or June 30, 2016. The remaining balance associated with these receivables was recorded in "Investments and other assets" in the consolidated balance sheets, which balance totaled $27.6 million and $28.5 million at December 31, 2014 and 2013, respectively.
Middlemount Mine. The Company periodically makes loans to Middlemount, in which the Company owns a 50% equity interest, pursuant to the related shareholders' agreement for purposes of funding capital expenditures and working capital requirements. Middlemount is required to pay down the loans as excess cash is generated pursuant to its shareholders’ agreement. The loans bear interest at a rate equal to the monthly average 30-day Australian Bank Bill Swap Reference Rate plus 3.5% and expire on December 24, 2015. Based on the expected timing of repayment of these loans, which is projected to extend beyond the stated expiration date, the Company considers these loans to be of a long-term nature. As a result, the foreign currency impact related to the shareholder loans is included in foreign currency translation adjustment in the consolidated balance sheets and the consolidated statements of comprehensive income. As a result of the expected timing of interest repayments, interest income on these loans is recognized when cash is received. The Company recognized interest income related to these loans of $4.8 million and $6.4 million during the years ended December 31, 2014 and 2013, respectively. Interest income under a full accrual basis would have resulted in additional interest income of $6.4 million and $5.8 million during the years ended December 31, 2014 and 2013, respectively. The carrying value of these loans of $319.6 million and $323.2 million was reflected in "Investments and other assets" in the consolidated balance sheets as of December 31, 2014 and 2013, respectively.
Other Financing Receivables. From time to time, the Company may enter into transactions resulting in accounts or notes receivable held by the Company, which have been reflected in "Accounts receivable, net." These notes are generally short term in nature with positive historical collection experience and do not represent a material credit risk to the Company.